This is filed pursuant to Rule 497(e).
File Nos.: 2-63315 and 811-02889.

(LOGO)                              ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
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               STATEMENT OF ADDITIONAL INFORMATION
           October 31, 1997, as amended March 30, 1998
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                        TABLE OF CONTENTS

                                                           Page

Investment Objectives and Policies........................  2

Investment Restrictions...................................  5

Management................................................  7

Purchase and Redemption of Shares......................... 15

Additional Information.................................... 19

Daily Dividends-Determination of Net Asset Value.......... 22

Taxes..................................................... 23

General Information....................................... 24

Appendix-Commercial Paper and Bond Ratings................ 27

Financial Statements...................................... 28

Independent Auditor's Report.............................. 29

_______________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated October 31, 1997. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

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               INVESTMENT OBJECTIVES AND POLICIES
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         The Fund is a diversified, open-end investment company whose objectives are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. The Fund pursues its objectives by maintaining a portfolio of the following investments diversified by maturities not exceeding one year or less (which maturities pursuant to Rule 2a-7 under the Investment Company Act of 1940 as amended (the "Act"), may extend to 397 days):

         1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

         2. Repurchase agreements pertaining to the above securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company. It is the Fund's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or State Street Bank and Trust Company, the Fund's Custodian. For each repurchase agreement, the Fund requires continual maintenance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed one year (or 397 days), the term of the repurchase agreement is always less than one year (or 397 days). In the event that a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Fund's assets.* Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         Reverse Repurchase Agreements. While the Fund has no present plans to do so, it may enter into reverse repurchase agreements, which have the characteristics of borrowing and which involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

         When-Issued Securities. Certain new issues that the Fund is permitted to purchase are available on a "when-issued" basis, that is, delivery and payment for the securities take place after the transaction date, normally within ten days (the Fund will not make any such commitments of more than thirty days). The payment amount and the interest rate that will be received on the securities are fixed on the transaction date.
The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account, cash, U.S. Government or other appropriate high-grade debt obligations of the Fund having value equal to or greater than such commitments. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the Fund's net assets would be so committed.

____________________

* As used throughout the Prospectus and Statement of Additional Information, the term "assets" shall refer to the Funds total assets.

         While there are many kinds of short-term securities used by money market investors, the Fund, in keeping with its primary investment objective of safety of principal, generally restricts its portfolio to the types of investments listed above. Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Fund's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates. Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "Act") and may, therefore, be changed by the Trustees of the Trust without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders. There can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved.

         Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Fund may invest in variable and floating rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice.

         Rule 2a-7 under the Act. The Fund will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

         Currently, pursuant to Rule 2a-7, the Fund may invest only in U.S. dollar-denominated "eligible securities" (as that term is defined in the Rule) that have been determined by Alliance Capital Management L.P. (the "Adviser") to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an eligible security is a security that
(i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto.

         Under Rule 2a-7 the Fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, the Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

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                     INVESTMENT RESTRICTIONS
_______________________________________________________________

         The foregoing investment objectives and policies and the following restrictions may not, except as otherwise indicated, be changed without the approval of a majority of the Fund's outstanding shares. As used in this prospectus, the term "majority of the Fund's outstanding shares" means the affirmative vote of the holders of (a) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or in amount of the Fund's assets will not constitute a violation of that restriction.

         The Fund:

         1.   May not purchase any security which has a maturity
date more than one year** from the date of the Fund's purchase;
____________________

** Which maturity, pursuant to Rule 2a-7, may extend to 397 days.

         2. May not purchase securities other than marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, or repurchase agreements pertaining thereto;

         3. May not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's assets would be subject to repurchase agreements not terminable within seven days (which may be considered to be illiquid) or with any one seller*** if, as a result thereof, more than 5% of the Fund's assets would be invested in repurchase agreements purchased from such seller; and may not enter into any reverse repurchase agreements if, as a result thereof, the Fund's obligations with respect to reverse repurchase agreements would exceed 10% of the Fund's assets;

         4. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 10% of the Fund's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;

         5. May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 10% of the Fund's assets;

         6. May not make loans, provided that the Fund may purchase securities of the type referred to in paragraph 2 above and enter into repurchase agreements with respect thereto; or

         7.   May not act as an underwriter of securities.









____________________

*** Pursuant to Rule 2a-7, the seller of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

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                           MANAGEMENT
_______________________________________________________________

Trustees and Officers

         The Trustees and principal officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Fund as determined under the Act. Each Trustee and officer is also a director, trustee or officer of other registered companies sponsored by the Adviser.

Trustees

         **** DAVE H. WILLIAMS, 65, Chairman, is Chairman of the
Board of Directors of Alliance Capital Management Corporation
("ACMC")***** , sole general partner of the Adviser with which he has been associated since prior to 1992.

         ****JOHN D. CARIFA, 52, is the President, Chief
Operating Officer, and a Director of ACMC with which he has been associated since prior to 1992.

         SAM Y. CROSS, 70, was, since prior to December 1992, Executive Vice President of The Federal Reserve Bank of New York and manager for foreign operations for The Federal Reserve System. He is also a director of Fuji Bank and Trust Co. His address is 200 East 66th Street, New York, New York 10021.

         CHARLES H. P. DUELL, 59, is President of Middleton Place Foundation with which he has been associated since prior to 1992. He is also a Director of GRC International, Inc., a Trustee Emeritus of the National Trust for Historic Preservation and serves on the Board of Architectural Review, City of Charleston. His address is Middleton Place Foundation, Ashley River Road, Charleston, South Carolina 29414.


____________________

****   An "interested person" of the Fund as defined in the Act.

***** For purposes of this Statement of Additional Information, ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

         WILLIAM H. FOULK, JR., 65, is an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1992. His address is 2 Greenwich Plaza, Suite 100, Greenwich, CT 06830.

         DAVID K. STORRS, 53, is President and Chief Executive Officer of Alternative Investment Group, LLC (a venture capital firm). He was formerly President of The Common Fund (investment management for educational institutions) with which he had been since prior to 1992. His address is 65 South Gate Lane, Southport, Connecticut 06490.

         SHELBY WHITE, 59, is an author and financial journalist.
Her address is One Sutton Place South, New York, New York 10022.

Officers

         RONALD M. WHITEHILL - President, 59, is a Senior Vice
President of ACMC and President of Alliance Cash Management
Services with which he has been associated since 1993.
Previously, he was Senior Vice President and Managing Director of
Reserve Fund since prior to 1992.

         KATHLEEN A. CORBET - Senior Vice President, 37, is an
Executive Vice President of ACMC since July 1993. Prior thereto, she was employed by Equitable Capital since prior to 1992.

         DREW BIEGEL - Senior Vice President, 46 is a Vice
President of ACMC with which he has been associated since prior to 1992.

         JOHN R. BONCZEK - Senior Vice President, 37, is a Vice
President of ACMC with which he has been associated since prior to 1992.

         ROBERT I. KURZWEIL - Senior Vice President, 46, has been a Vice President of ACMC since May 1994. Previously, he was Vice President of Sales and Business Development for Automatic Data Processing with which he had been associated since prior to 1992.

         WAYNE D. LYSKI - Senior Vice President, 56, is an
Executive Vice President of ACMC with which he has been associated since prior to 1992.

         PATRICIA NETTER - Senior Vice President, 46, is a Vice
President of ACMC with which she has been associated since prior to 1992.

         KENNETH T. CARTY - Vice President, 37 is an Assistant
Vice President of ACMC with which he has been associated since prior to 1992.

         JOHN F. CHIODI, Jr. - Vice President, 31, is a Vice
President of ACMC with which he has been associated since prior to 1992.

         DORIS T. CILIBERTI - Vice President, 33, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1992.

         MARIA R. CONA - Vice President, 42, is an Assistant Vice
President of ACMC with which she has been associated since prior to 1992.

         WILLIAM J. FAGAN - Vice President, 35, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1992.

         JOSEPH R. LASPINA - Vice President, 37, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1992.

         LINDA D. NEIL - Vice President, 37, is an Assistant Vice
President of ACMC with which she has been associated since August
1993.  Previously, she was an Associate Director of The Reserve
Fund since prior to 1992.

         RAYMOND J. PAPERA - Vice President, 41, is a Senior Vice
President of ACMC with which he has been associated since prior to 1992.

         EDMUND P. BERGAN, Jr. - Secretary, 47, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
with which he has been associated since prior to 1992.

         MARK D. GERSTEN - Treasurer and Chief Financial Officer,
47, is a Senior Vice President of Alliance Fund Services, Inc.
and Alliance Fund Distributors, Inc. with which he has been associated since prior to 1992.

         VINCENT S. NOTO - Controller, 32, is an Assistant Vice
President of Alliance Fund Services, Inc., with which he has been associated since prior to 1992.

         As of October 15, 1997, the Trustees and officers as a group owned less than 1% of the shares of the Fund.

         The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the

Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 1997, the aggregate compensation paid to each of the Trustees during calendar year 1996 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                   Total Number  Total Number
                                                   of Funds in   of Investment
                                                   the Alliance  Portfolios
                                                   Fund Complex, Within the
                                                   Compensation  Funds,
                                                   Including the Including the
                                    from the       Fund, as to   Fund, as to
                       Aggregate    Alliance Fund  which the     which the
                       Compensation Complex,       Trustee is a  Trustee is a
Name of Trustee        from         Including      Director or   Director or
of the Fund            the Fund     the Fund       Trustee       Trustee

>Dave H. Williams        $-0-         $-0-              6             15
John D. Carifa           $-0-         $-0-              52           114
Sam Y. Cross             $2,466       $ 12,000          3             12
Charles H.P. Duell       $2,466       $ 12,000          3             12
William H. Foulk, Jr.    $3,020       $144,250          34            70
Elizabeth J. McCormack   $1,775       $  9,750          3             12
David K. Storrs          $2,466       $ 12,000          3             12
Shelby White             $2,466       $ 12,000          3             12

         On August 11, 1997, Elizabeth J. McCormack resigned as a
Trustee.

The Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1997 of more than $217 billion (of which more than

$81 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of September 30, 1997, the Adviser was an investment manager of employee benefit fund assets for 28 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,500 employees who operated out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Chennai,, Istanbul, London, Madrid, Mumbai, Paris, Singapore, Tokyo and Toronto and affiliate offices located in Vienna, Warsaw, Hong Kong, Sao Paulo and Moscow. The 54 registered investment companies comprising more than 116 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP, a French insurance holding company which at September 30, 1997, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA-UAP is a holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA-UAP, as of September 30, 1997 more than 25% of the voting power of AXA-UAP was controlled directly and indirectly by FINAXA, a French holding company. As of September 30, 1997 more than 25% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 25% of the voting power of

FINAXA. Acting as a group, the Mutuelles AXA control AXA-UAP and FINAXA.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .50 of 1% of up to $1.25 billion of the average daily value of the Fund's net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets,
 .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily net assets of the Fund in excess of $3 billion. The fee is accrued daily and paid monthly. The Adviser will reimburse the Fund to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the fiscal years ended June 30, 1995, 1996 and 1997 the Adviser received from the Fund, advisory fees (net of reimbursement for the fiscal year ended June 30, 1995) of $10,057,300, $14,176,991 and $17,412,020, respectively. In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Trust's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. The Fund paid to the Adviser a total of $151,500, $163,000 and $164,000, respectively, for such services for the fiscal years ended June 30, 1995, 1996 and 1997.

         The Fund has made arrangements with certain broker-dealers, including Pershing, Division of Donaldson, Lufkin & Jenrette Securities Corporation ("Pershing"), an affiliate of the Adviser, whose customers are Fund shareholders pursuant to which payments are made to such broker-dealers performing recordkeeping and shareholder servicing functions. Such functions may include opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays fully disclosed and omnibus broker dealers (including Pershing) for such services. The fund may also pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses fully-disclosed broker-dealers at cost for personnel expenses involved in providing such services. All such payments must be approved or ratified by the Trustees. For the fiscal years ended June 30, 1995, 1996 and 1997, the Fund reimbursed such broker-dealers a total of $1,406,467, $1,611,378 and $2,146,522, respectively.

         The Advisory Agreement became effective on July 22, 1992. Continuance of the Advisory Agreement until June 30, 1998 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 16, 1997.

         The Advisory Agreement will remain in effect thereafter from year to year provided that such continuance is specifically approved annually by a vote of a majority of the outstanding shares of the Fund or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction in regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement

         Rule 12b-1 adopted by the Securities and Exchange Commission under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan") with Alliance Fund Distributors, Inc. (the "Distributor") and the Adviser. Pursuant to the Plan, the Fund pays to the Distributor a Rule 12b-1 distribution services fee which may not exceed an annual rate of

 .25 of 1% of the Fund's aggregate average daily net assets. In addition, under the Agreement the Adviser makes payments for distribution assistance and for administrative and accounting services from its own resources which may include the management fee paid by the Fund.

         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Distributor and Donaldson, Lufkin & Jenrette Securities Corporation and its Pershing Division, affiliates of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. During the fiscal year ended June 30, 1997, the Fund made payments to the Adviser for expenditures, under the Agreement in amounts aggregating $9,145,567 which constituted .25 of 1% of the Fund's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $10,301,287. Of the $19,446,854 paid by the Adviser and the Fund under the Agreement, $39,000 was paid for advertising, printing, and mailing of prospectuses to persons other than current shareholders; and $19,407,854 was paid to broker-dealers and other financial intermediaries for distribution assistance.

         The administrative and accounting services provided by banks and other depository institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Fund. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Fund reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office.

         The Agreement became effective on July 22, 1992. Continuance of the Agreement until June 30, 1998 was approved by the vote, cast in person by all the Trustees of the Fund who neither were interested persons of the Fund nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 16, 1997. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.

         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Distributor. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than sixty days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Distributor and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.

_______________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_______________________________________________________________

         Generally, shares of the Fund are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed.

    Accounts Not Maintained Through Financial Intermediaries

Opening Accounts - New Investments

    A. When Funds are Sent by Wire (the wire method permits immediate credit)

         1)   Telephone the Fund toll-free at (800) 824-1916.
              The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number (social security number for an individual). The Fund will then provide you with an account number.

         2)   Instruct your bank to wire Federal funds (minimum
              $1,000) exactly as follows:

              ABA 0110 0002-8
              State Street Bank and Trust Company
              Boston, MA  02101
              Alliance Government Reserves
              DDA 9903-279-9

              Your account name as registered with the Fund
              Your account number as registered with the Fund

         3)   Mail a completed Application Form to:

              Alliance Fund Services, Inc.
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

    B.   When Funds are Sent by Check

         1)   Fill out an Application Form.

         2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000), payable to "Alliance Government Reserves," to Alliance Fund Services, Inc. as in A(3) above.

Subsequent Investments

    A.   Investments by Wire (to obtain immediate credit)

         Instruct your bank to wire Federal funds (minimum $100) to State Street Bank and Trust Company ("State Street Bank") as in A(2) above.

    B.   Investments by Check

         Mail your check or negotiable bank draft (minimum $100), payable to "Alliance Government Reserves," to Alliance Fund
Services, Inc. as in A(3) above.

         Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check

         Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

         PROCEEDS FROM ANY SUBSEQUENT REDEMPTION BY YOU OF FUND SHARES THAT WERE PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER WILL NOT BE FORWARDED TO YOU UNTIL THE FUND IS REASONABLY ASSURED THAT YOUR CHECK OR ELECTRONIC FUNDS TRANSFER HAS CLEARED, UP TO FIFTEEN DAYS FOLLOWING THE PURCHASE DATE. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions

    A.   By Telephone

         You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or State Street Bank is closed) between 9:00 a.m. and 5:00 p.m. (New York time) via orders given to Alliance Fund Services, Inc. by telephone toll-free
(800) 824-1916. Such redemption orders must include your account name as registered with the Fund and the account number.

         If your telephone redemption order is received by Alliance Fund Services, Inc. prior to 12:00 Noon (New York time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by Alliance Fund Services, Inc. after 12:00 Noon and before
4:00 p.m., we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

         During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this statement of additional information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

    B.   By Checkwriting

         With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form. If you wish to establish this checkwriting service subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the checkwriting service, except that State Street Bank may impose charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There is currently a $7.50 charge for check reorders.

The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

    C.   By Mail

         You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

_______________________________________________________________

                     ADDITIONAL INFORMATION
_______________________________________________________________

         Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day.
Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, the Distributor accepts purchase orders from its customers up to 2:15 p.m. New York time for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value.
To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, checkwriting or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

         Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

         Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or Alliance Fund Service, Inc. at (800) 221-5672.

         Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AFS at
(800) 221-5672.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AFS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

         Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AFS at (800) 221-5672.

         The Fund has the right to close out an account if it has a zero balance on December 31 and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number. Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

         A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of New Year's Day, Martin Luther King, Jr. Day, President's Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively.
On any such day that is an official bank holiday in Massachusetts, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Securities and Exchange Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders.
The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and the income earned.

_______________________________________________________________

        DAILY DIVIDENDS--DETERMINATION OF NET ASSET VALUE
_______________________________________________________________

         All net income of the Fund is determined after the close of each business day, currently 4:00 p.m. New York time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income. Net asset value per share is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

         The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         The Fund utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. Pursuant to such rule, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and invests only in securities of high quality. The Fund also purchases instruments which, at the time of investment, have remaining maturities of no more than 397 days. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees to the extent required by Rule 2a-7 under the Act at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, should be initiated. In the event the Trustees determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity;
(2) withholding dividends of net income on shares; or
(3) establishing a net asset value per share using available market quotations or equivalents. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

         The net asset value of the shares is determined each business day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share is calculated by taking the sum of the value of the Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

_______________________________________________________________

                              TAXES
_______________________________________________________________

         The Fund has qualified in each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund distributes all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

         For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

         Portfolio Transactions. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended June 30, 1995, 1996 and 1997, the Fund paid no brokerage commissions.

         Capitalization. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees, in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Act and the law of the Commonwealth of Massachusetts. If shares of another class were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of Trustees and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate classes. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the Act.

         At October 15, 1997, there were 4,041,361,169 shares of
beneficial interest of the Fund outstanding.   To the knowledge
of the Fund the following persons owned of record and no person owned beneficially, 5% or more of the outstanding shares of the Portfolio as of October 15, 1997:

                                  No. of              % of
Name and Address                  Shares              Class

Pershing as Agent                 2,456,338,037       60%
Omnibus Account for
Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

         Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

         Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel, New York, New
York, counsel for the Fund and the Adviser. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

         Accountants. An opinion relating to the Fund's financial statements is given herein by McGladrey & Pullen, LLP, New York, New York, independent auditors for the Fund.

         Yield Quotations. Advertisements containing yield quotations for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933. Yield quotations are thus determined by (i) computing the net change over a seven-day period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of such period, and (iii) multiplying such base period return the result by (365/7)--with the resulting yield figure carried to the nearest hundredth of one percent. The Fund's effective annual yield represents a compounding of the annualized yield according to the following formula:

    effective yield = [(base period return + 1)365/7] - 1

         The Fund's yield for the seven-day period ended June 30, 1997 was 4.62% which is the equivalent of a 4.73% compounded effective yield. Current yield information for the Fund can be obtained by a recorded message by telephoning toll-free at
(800) 221-9513.

         Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

_______________________________________________________________

                            APPENDIX
_______________________________________________________________


A-1+, A-1 and Prime-1 Commercial Paper Ratings

         "A-1+" is the highest, and "A-1" the second highest, commercial paper rating assigned by Standard & Poor's Corporation ("Standard & Poor's") and "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A", while Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime."
Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average; long term debt rating is A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry and has superior management. Commercial paper issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

AAA & AA and Aaa & Aa Bond Ratings

         Bonds rated AAA and Aaa have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's AAA rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and the majority of instances they differ from AAA issues only in small degree. Moody's Aaa rating indicates the ultimate degree of protection as to principal and interest. Moody's Aa rated bonds, though also high-grade issues, are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger.



                               27
00250083.AF6

ALLIANCE GOVERNMENT RESERVES

ALLIANCE CAPITAL


ANNUAL REPORT
JUNE 30, 1997



STATEMENT OF NET ASSETS
JUNE 30, 1997                                      ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           U.S. GOVERNMENT AND AGENCIES-44.3%
           FEDERAL HOME LOAN BANK-14.0%
$ 50,000   5.51%, 9/24/97 FRN                      5.51%    $ 49,991,500
  60,000   5.62%, 12/04/97 FRN                     5.40       59,978,918
  52,700   5.87%, 1/30/98                          5.87       52,700,000
  56,000   5.88%, 3/24/98                          6.15       55,865,685
  14,000   6.00%, 9/24/97                          5.57       14,007,438
  53,000   6.11%, 4/17/98                          6.14       52,987,940
  29,365   9/18/97                                 5.37       29,018,958
  26,000   7/24/97                                 5.45       25,909,469
   9,645   7/22/97                                 5.49        9,614,112
  50,000   8/07/97                                 5.53       49,716,076
  24,000   10/22/97                                5.58       23,579,640
  24,080   12/22/97                                5.60       23,428,235
  65,000   7/01/97                                 6.00       65,000,000
  17,000   6/30/98                                 6.00       17,000,000
                                                            -------------
                                                             528,797,971

           FEDERAL NATIONAL MORTGAGE
           ASSOCIATION-10.4%
  79,500   5.94%, 10/15/97 FRN                     5.94       79,502,942
  47,000   6.02%, 4/15/98                          6.15       46,957,471
   2,000   9/10/97                                 5.37        1,978,818
   7,000   7/24/97                                 5.44        6,975,671
  45,000   9/05/97                                 5.49       44,547,075
  20,000   9/18/97                                 5.51       19,758,172
  25,000   9/25/97                                 5.51       24,670,931
  27,110   7/08/97                                 5.52       27,080,902
  27,000   8/11/97                                 5.53       26,829,953
  45,000   8/12/97                                 5.53       44,709,675
  67,000   8/04/97                                 5.54       66,649,441
                                                            -------------
                                                             389,661,051

           FEDERAL HOME LOAN MORTGAGE CORP.-8.5%
  69,000   5.72%, 3/17/98                          5.87       68,929,495
  46,000   5.84%, 4/08/98                          6.04       45,935,193
   4,400   7/14/97                                 5.43        4,391,372
  21,000   7/30/97                                 5.46       20,907,635
  28,000   8/04/97                                 5.46       27,855,614
  22,000   8/13/97                                 5.46       21,856,523
   3,845   7/01/97                                 5.50        3,845,000
  19,000   9/03/97                                 5.50       18,814,222
  37,005   7/18/97                                 5.51       36,908,715
  23,000   8/15/97                                 5.57       22,839,863
  46,500   7/01/97                                 6.00       46,500,000
                                                             318,783,632

           FEDERAL FARM CREDIT BANK-7.7%
  72,000   5.36%, 10/01/97 FRN                     5.36%      71,979,737
  80,000   5.39%, 6/01/98 FRN                      5.39       79,986,379
  75,000   5.43%, 5/01/98 FRN                      5.43       75,000,000
  30,000   5.60%, 11/03/97                         5.60       29,992,122
   2,520   9/10/97                                 5.37        2,493,311
   8,000   9/15/97                                 5.37        7,909,307
  24,000   11/19/97                                5.60       23,473,600
                                                            -------------
                                                             290,834,456

           STUDENT LOAN MARKETING
           ASSOCIATION-3.7%
  20,000   5.18%, 11/24/97 FRN                     5.18       19,998,126
  32,500   5.20%, 9/03/97 FRN                      5.20       32,496,699
  32,000   5.31%, 2/17/98 FRN                      5.31       31,984,429
   8,300   5.36%, 1/21/98 FRN                      5.36        8,298,667
  48,000   5.44%, 12/19/97                         5.94       47,888,378
                                                            -------------
                                                             140,666,299

           Total U.S. Government and Agencies
           (amortized cost $1,668,743,409)                 1,668,743,409

           REPURCHASE AGREEMENTS-55.3%
           CHASE SECURITIES, INC.
  50,000   5.53%, dated 6/11/97,
           due 7/14/97 in the amount of
           $50,253,458 (cost $50,000,000;
           collateralized by $40,000,000
           FN 317618, value $30,234,010,
           $12,305,000 FN 303814,
           value $11,145,491 and
           $11,560,000 FN 313040,
           value $10,752,908)(a)                   5.53       50,000,000

           CHASE SECURITIES, INC.
  37,000   5.55%, dated 6/18/97,
           due 8/18/97 in the amount of
           $37,347,954 (cost $37,000,000;
           collateralized by $14,648,945
           FN 250911, value $14,408,970,
           $19,999,000 FN 30372,
           value $18,167,979 and
           $6,000,000 FN 379176,
           value $5,913,833)(a)                    5.55       37,000,000


1



STATEMENT OF NET ASSETS (CONTINUED)                ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           CHASE SECURITIES, INC.
$ 52,000   5.58%, dated 6/24/97,
           due 9/22/97 in the amount of
           $52,725,400 (cost $52,000,000;
           collateralized by $20,147,603
           FN 377532, value $19,821,895,
           $17,977,606 FN 377535,
           value $17,599,818 and
           $17,840,000 FN 313285,
           value $17,339,662)(a)                   5.58%     $52,000,000

           FIRST BOSTON CORP.
  50,000   5.52%, dated 6/25/97,
           due 7/29/97 in the amount of
           $50,260,667 (cost $50,000,000;
           collateralized by $34,122,984
           FN 303983, value $30,822,960
           and $27,758,000 FH 00590,
           value $26,834,315)(a)                   5.52       50,000,000

           FIRST BOSTON CORP.
  45,000   5.53%, dated 6/17/97,
           due 7/18/97 in the amount of
           $45,214,228 (cost $45,000,000;
           collateralized by $25,639,370
           FH 00605, value $24,520,616
           and $23,749,000 FN 303983,
           value $45,973,476)(a)                   5.53       45,000,000

           FIRST BOSTON CORP.
  50,000   5.53%, dated 6/13/97,
           due 7/21/97 in the amount of
           $50,291,861 (cost $50,000,000;
           collateralized by $26,527,676
           FH 00612, value $25,554,119,
           $23,735,204 FN 313472,
           value 23,142,245 and
           $2,630,000 FH 00546,
           value $2,474,838)(a)                    5.53       50,000,000

           FUJI BANK
 100,000   5.51%, dated 6/16/97,
           due 7/16/97 in the amount of
           $100,459,167 (cost $100,000,000;
           collateralized by $100,000,000
           FNMA 12/22/05, value
           $97,791,674, $1,210,000
           VA 10/15/01, value $1,254,299
           and $2,850,000 FHLMC
           6/23/05, value $2,831,967)(a)           5.51      100,000,000

           GOLDMAN SACHS & CO.
  37,000   5.51%, dated 6/18/97,
           due 7/23/97 in the amount of
           $37,198,207 (cost $37,000,000;
           collateralized by $38,969,000
           FM 00672, value $37,875,735)(a)         5.51       37,000,000

           GOLDMAN SACHS & CO.
  50,000   5.53%, dated 6/04/97,
           due 7/08/97 in the amount of
           $50,261,139 (cost $50,000,000;
           collateralized by $53,833,000
           FM 00517, value $51,494,837)(a)         5.53       50,000,000

           GOLDMAN SACHS & CO.
  50,000   5.53%, dated 6/04/97,
           due 7/09/97 in the amount of
           $50,268,819 (cost $50,000,000;
           collateralized by $30,703,000
           FM 00517, value $29,371,093
           and $26,426,000 FN 303074,
           value $22,013,443)(a)                   5.53       50,000,000

           GOLDMAN SACHS & CO.
  50,000   5.53%, dated 6/04/97,
           due 7/10/97 in the amount of
           $50,276,500 (cost $50,000,000;
           collateralized by $53,830,000
           FM 00536, value $51,543,354)(a)         5.53       50,000,000

           LEHMAN BROTHERS
  40,000   5.50%, dated 6/20/97,
           due 7/21/97 in the amount of
           $40,189,444 (cost $40,000,000;
           collateralized by $20,000,000
           FN 303187, value $14,243,380,
           $26,713,415 FN 050643,
           value $10,644,559 and
           $16,765,000 FN 337174,
           value $15,962,946)(a)                   5.50       40,000,000


2



                                                   ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           LEHMAN BROTHERS
$ 87,000   5.50%, dated 6/19/97,
           due 7/23/97 in the amount of
           $87,451,917 (cost $87,000,000;
           collateralized by $10,000,000
           GN 002122, value $8,057,247,
           $24,750,000 FN 250937,
           value $24,861,261, $37,017,733
           FN 050579, value $10,095,395,
           $35,967,747 FN 303187,
           value $25,614,584 and
           $82,000,000 FN 124852,
           value $199,628,789)(a)                  5.50%     $87,000,000

           LEHMAN BROTHERS
  40,000   5.50%, dated 6/20/97,
           due 7/24/97 in the amount of
           $40,207,778 (cost $40,000,000;
           collateralized by $29,368,023
           FN 303187, value $20,914,972,
           $27,839,578 FN 124463,
           value $8,064,631 and
           $21,184,921 FN 124677,
           value $11,947,272)(a)                   5.50       40,000,000

           LEHMAN BROTHERS
  22,000   6.10%, dated 6/30/97,
           due 7/01/97 in the amount of
           $22,003,728 (cost $22,000,000;
           collateralized by $23,526,361
           GNMA 780560 6.50%, 5/15/24,
           value $22,459,775)                      6.10       22,000,000

           MORGAN STANLEY GROUP, INC.
  60,000   5.49%, dated 6/19/97,
           due 7/15/97 in the amount of
           $60,237,900 (cost $60,000,000;
           collateralized by $17,969,000
           FN 250327, value $14,481,919,
           $14,500,000 FN 303707,
           value $12,260,650, $23,000,000
           FG 00236, value $14,286,915
           and $21,564,000 FN 313017,
           value $20,485,312)(a)                   5.49       60,000,000

           MORGAN STANLEY GROUP, INC.
  79,000   5.51%, dated 6/26/97,
           due 7/10/97 in the amount of
           $79,169,279 (cost $79,000,000;
           collateralized by $10,812,000
           FN 250055, value $7,915,300,
           $21,000,000 FN 66772,
           value $18,140,254 and
           $55,535,000 FN 77433,
           value $54,982,733)(a)                   5.51       79,000,000

           MORGAN STANLEY GROUP, INC.
  50,000   5.55%, dated 5/02/97,
           due 7/01/97 in the amount of
           $50,462,500 (cost $50,000,000;
           collateralized by $52,292,000
           GN 780410, value
           $51,433,317)(a)                         5.55       50,000,000

           NIKKO SECURITIES CO.
  40,000   5.52%, dated 6/10/97,
           due 7/09/97 in the amount of
           $40,177,867 (cost $40,000,000;
           collateralized by $41,700,000
           FH 00522, value $41,136,284)(a)         5.52       40,000,000

           NIKKO SECURITIES CO.
  37,000   5.52%, dated 6/17/97,
           due 7/17/97 in the amount of
           $37,170,200 (cost $37,000,000;
           collateralized by $14,912,058
           FH 80177, value $14,710,370,
           $14,934,224 FH 80685,
           value $14,742,866 and
           $8,715,000 FH 79859,
           value $8,597,358)(a)                    5.52       37,000,000

           NIKKO SECURITIES CO.
  12,000   5.52%, dated 6/24/97,
           due 7/24/97 in the amount of
           $12,055,200 (cost $12,000,000;
           collateralized by $13,066,000
           FG 41068, value $12,275,321)(a)         5.52       12,000,000

           NIKKO SECURITIES CO.
  50,000   5.52%, dated 6/19/97,
           due 7/25/97 in the amount of
           $50,276,000 (cost $50,000,000;
           collateralized by $30,000,000
           FH 79503, value $29,560,751,
           $10,000,000 FH 78691,
           value $9,766,832 and
           $12,285,000 FH 79186,
           value $12,090,172)(a)                   5.52       50,000,000


3



STATEMENT OF NET ASSETS (CONTINUED)                ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           NIKKO SECURITIES CO.
$ 50,000   5.53%, dated 6/13/97,
           due 7/11/97 in the amount of
           $50,215,056 (cost $50,000,000;
           collateralized by $25,323,911
           FH 00512, value $24,946,963,
           $19,251,102 FH 00497,
           value $18,900,733 and
           $7,700,000 FH 00504,
           value $7,571,504)(a)                    5.53%     $50,000,000

           PAINE WEBBER GROUP, INC.
  42,000   5.52%, dated 6/06/97,
           due 7/15/97 in the amount of
           $42,251,160 (cost $42,000,000;
           collateralized by $45,065,000
           FG 00595, value $43,430,457)(a)         5.52       42,000,000

           PAINE WEBBER GROUP, INC.
  38,000   5.55%, dated 6/03/97,
           due 7/03/97 in the amount of
           $38,175,750 (cost $38,000,000;
           collateralized by $50,000,000
           FN 190830, value $36,167,606
           and $3,715,000 FN 303116,
           value $2,728,153)(a)                    5.55       38,000,000

           PAINE WEBBER GROUP, INC.
  30,000   5.56%, dated 6/25/97,
           due 7/02/97 in the amount of
           $30,032,433 (cost $30,000,000;
           collateralized by $31,897,000
           FG 00585, value $30,730,343)            5.56       30,000,000

           PAINE WEBBER GROUP, INC.
  49,000   5.56%, dated 6/24/97,
           due 7/03/97 in the amount of
           $49,068,110 (cost $49,000,000;
           collateralized by $50,000,000
           FN 190831, value $35,978,677
           and $14,650,000 FG 00584,
           value $14,138,024)(a)                   5.56       49,000,000

           PAINE WEBBER GROUP, INC.
  30,000   6.05%, dated 6/30/97,
           due 7/01/97 in the amount of
           $30,005,042 (cost $30,000,000;
           collateralized by $42,815,000
           FN 190831 6.50%, 4/01/09,
           value $30,808,541)                      6.05       30,000,000

           PRUDENTIAL SECURITIES, INC.
  52,000   5.50%, dated 6/19/97,
           due 7/17/97 in the amount of
           $52,222,444 (cost $52,000,000;
           collateralized by $24,266,680
           FN 303714, value $18,938,228,
           $19,600,000 FN 231651,
           value $12,668,987 and
           $26,690,000 FG 00279,
           value $21,579,019)(a)                   5.50       52,000,000

           PRUDENTIAL SECURITIES, INC.
  42,000   5.50%, dated 6/24/97,
           due 7/28/97 in the amount of
           $42,218,167 (cost $42,000,000;
           collateralized by $20,620,000
           FG 00272, value $17,027,430,
           $20,427,808 FH 00678,
           value $16,736,215 and
           $11,967,000 FH 00377,
           value $9,228,899)(a)                    5.50       42,000,000

           PRUDENTIAL SECURITIES, INC.
  45,000   5.53%, dated 6/17/97,
           due 7/02/97 in the amount of
           $45,103,688 (cost $45,000,000;
           collateralized by $14,333,000
           FG 51185, value $11,605,511,
           $5,122,846 FG 00188,
           value $10,202,080 and
           $25,669,923 FH 555317,
           value $24,475,501)(a)                   5.53       45,000,000

           PRUDENTIAL SECURITIES, INC.
  10,000   5.55%, dated 6/26/97,
           due 7/03/97 in the amount of
           $10,010,792 (cost $10,000,000;
           collateralized by $13,053,000
           FN 303675, value $10,253,190)           5.55       10,000,000

           PRUDENTIAL SECURITIES, INC.
  40,000   6.00%, dated 6/30/97,
           due 7/01/97 in the amount of
           $40,006,667 (cost $40,000,000;
           collateralized by $42,920,000
           FG G00629, 7.00%, 12/01/25,
           value $40,957,702)                      6.00       40,000,000


4



                                                   ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD          VALUE
-------------------------------------------------------------------------
           SBC WARBURG
$ 65,000   5.50%, dated 6/06/97,
           due 7/07/97 in the amount of
           $65,307,847 (cost $65,000,000;
           collateralized by $24,439,000
           FN 367910, value $23,530,032,
           $21,038,000 FN 341537,
           value $16,162,180 and
           $30,760,000 FN 304033,
           value $26,966,137)(a)                   5.50%     $65,000,000

           SBC WARBURG
  25,000   5.50%, dated 6/05/97,
           due 7/07/97 in the amount of
           $25,122,222 (cost $25,000,000;
           collateralized by $15,957,000
           FN 368920, value $15,177,348
           and $16,146,000 FN 190044,
           value $10,461,399)(a)                   5.50       25,000,000

           SBC WARBURG
  26,000   5.50%, dated 6/10/97,
           due 7/10/97 in the amount of
           $26,119,167 (cost $26,000,000;
           collateralized by $21,143,000
           FH 00678, value $20,154,286
           and $6,872,000 FH 00378,
           value $6,550,644)(a)                    5.50       26,000,000

           SBC WARBURG
  71,000   5.50%, dated 6/19/97,
           due 7/25/97 in the amount of
           $71,390,500 (cost $71,000,000;
           collateralized by $36,140,000
           FN 050993, value $29,306,266,
           $35,882,000 FH 00678,
           value $34,204,044 and
           $10,380,049 FH 00377,
           value $8,981,673)(a)                    5.50       71,000,000

           SMITH BARNEY
  50,000   5.54%, dated 6/03/97,
           due 7/07/97 in the amount of
           $50,261,611 (cost $50,000,000;
           collateralized by $19,800,000
           FN 250373, value $20,080,558,
           $25,300,765 FH 00517,
           value $24,203,434 and
           $8,850,000 FN 250029,
           value $7,273,940)(a)                    5.54       50,000,000

           SMITH BARNEY
  87,000   5.54%, dated 6/17/97,
           due 7/22/97 in the amount of
           $87,468,592 (cost $87,000,000;
           collateralized by $92,500,000
           FH 00612, value $89,075,595)(a)         5.54       87,000,000

           SMITH BARNEY
  50,000   6.15%, dated 6/30/97,
           due 7/01/97 in the amount of
           $50,008,542 (cost $50,000,000;
           collateralized by $14,604,175
           FG C00525 8.00%, 6/01/27
           value $15,040,396, $10,978,657
           FG D80372 8,00%, 6/01/27
           value 11,306,044, $16,181,883
           FG G10353 8.00%, 4/01/10
           value $9,194,079, $8,419,059
           FG D80442 8.00%, 6/01/27
           value $8,670,577, $14,100,000
           FG L80008 6.50%, 1/01/00
           value $7,266,676 and $5,980,000
           FN 313568 8.00%, 12/01/17
           value $6,077,595)                       6.15       50,000,000

           UBS FINANCE, INC.
  49,000   5.50%, dated 6/24/97,
           due 7/14/97 in the amount of
           $49,149,722 (cost $49,000,000;
           collateralized by $52,111,000
           FH 00647, value $46,996,575)(a)         5.50       49,000,000

           UBS FINANCE, INC.
  65,000   5.50%, dated 6/18/97,
           due 7/18/97 in the amount of
           $65,297,917 (cost $65,000,000;
           collateralized by $50,000,000
           FN 250550, value $45,864,009
           and $22,123,000 FN 339326,
           value $20,581,937)(a)                   5.50       65,000,000

           UBS FINANCE, INC.
  50,000   5.62%, dated 4/29/97,
           due 7/30/97 in the amount of
           $50,718,111 (cost $50,000,000;
           collateralized by $53,885,000
           FGG 00647, value $51,665,491)(a)        5.62       50,000,000


5



STATEMENT OF NET ASSETS (CONTINUED)                ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY#                              YIELD         VALUE
-------------------------------------------------------------------------
           UBS FINANCE, INC.
$ 25,000   5.65%, dated 4/17/97,
           due 7/16/97 in the amount of
           $25,353,125 (cost $25,000,000;
           collateralized by $26,899,000
           FHG 00647, value $25,799,201)(a)        5.65%  $   25,000,000

           Total Repurchase Agreements
           (amortized cost $2,079,000,000)                 2,079,000,000

           TOTAL INVESTMENTS-99.6%
           (amortized cost $3,747,743,409)                $3,747,743,409
           Other assets less liabilities-0.4%                 14,741,784

           NET ASSETS-100%
           (offering and redemption
           price of $1.00 per share;
           3,763,356,075 shares outstanding)              $3,762,485,193


#    All securities either mature or their interest rate changes in one year or less.

(a)  Repurchase agreements which are terminable within 7 days.

     Glossary:
     FRN - Floating rate note

     See notes to financial statements.


6



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1997                           ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $198,976,472

EXPENSES
  Advisory fee (Note B)                             $17,412,020
  Distribution assistance and administrative
    service (Note C)                                 11,456,089
  Transfer agency (Note B)                            5,917,904
  Registration fees                                     815,160
  Printing                                              424,268
  Custodian fees                                        420,291
  Audit and legal fees                                   58,410
  Trustees' fees                                         14,637
  Miscellaneous                                          63,489
  Total expenses                                                     36,582,268
  Net investment income                                             162,394,204

REALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                           46,468

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $162,440,672


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS                 ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                 JUNE 30,1997     JUNE 30,1996
                                               ---------------  ---------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                        $  162,394,204   $  135,336,143
  Net realized gain on investment transactions         46,468           20,063
  Net increase in net assets from operations      162,440,672      135,356,206

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                          (162,394,204)    (135,336,143)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (Note E)                           557,419,600      690,690,859
  Total increase                                  557,466,068      690,710,922

NET ASSETS
  Beginning of year                             3,205,019,125    2,514,308,203
  End of year                                  $3,762,485,193   $3,205,019,125


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997                                      ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Government Reserves (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust consists of two portfolios: Alliance Government Reserves (the "Portfolio") and Alliance Treasury Reserves. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. As a matter of fundamental policy, the Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The following is a summary of significant accounting policies followed by the Portfolio.

1. VALUATION OF SECURITIES
Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. TAXES
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. DIVIDENDS
The Portfolio declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued as earned. Investment transactions are recorded on a trade date basis. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

5. REPURCHASE AGREEMENTS
It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of repurchase agreements.

NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% on the first $1.25 billion of average daily net assets; .49 of 1% on the next $.25 billion; .48 of 1% on the next $.25 billion; .47 of 1% on the next $.25 billion; .46 of 1% on the next $1 billion; and .45% in excess of $3 billion. The Adviser has agreed to reimburse the Portfolio to the extent that its aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. No reimbursement was required for the year ended June 30, 1997. The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $3,969,178 for the year ended June 30, 1997.

NOTE C: DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SERVICES PLAN
Under this Plan, the Portfolio pays the Adviser a distribution fee at the annual rate of up to .25 of 1% of the average daily value of the Portfolio's net assets. The Plan provides that the Adviser will use such payments in their entirety for distribution assistance and promotional activities. For the year ended June 30, 1997, the distribution fee amounted to $9,145,567. In addition, the Portfolio may reimburse certain broker-dealers for administrative costs incurred in connection with providing shareholder services, and may reimburse the Adviser for accounting and bookkeeping, and legal and compliance support. For the year ended June 30, 1997, such payments by the Portfolio amounted to $2,310,522 of which $164,000 was paid to the Adviser.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)          ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
At June 30, 1997, the cost of portfolio securities for federal income tax purposes was the same as the cost for financial reporting purposes. At June 30, 1997 the Portfolio had a capital loss carryforward of $870,882, of which $82,233 expires in 2001, $236,674 expires in 2002 and $551,975 expires in 2003.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.001 par value) are authorized. At June 30, 1997, capital paid-in aggregated $3,763,356,075. Transactions, all at $1.00 per share, were as follows:

                                                 YEAR ENDED        YEAR ENDED
                                                  JUNE 30,          JUNE 30,
                                                    1997              1996
                                             ----------------  ----------------
Shares sold                                   16,812,712,717    13,672,251,535
Shares issued on reinvestments of dividends      162,394,204       135,336,143
Shares redeemed                              (16,417,687,321)  (13,116,896,819)
Net increase                                     557,419,600       690,690,859


10



FINANCIAL HIGHLIGHTS                               ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR.

                                                                       YEAR ENDED JUNE 30,
                                              --------------------------------------------------------------
                                                  1997       1996         1995         1994         1993
                                              ----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year               $1.00      $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .0443      .0461(a)     .0439(a)     .0244(a)     .0256(a)
Net realized gain on investments                    -0-        -0-          -0-          -0-       .0001
Net increase in net assets from operations       .0443      .0461        .0439        .0244        .0257

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.0443)    (.0461)      (.0439)      (.0244)      (.0256)
Distributions from net realized gains               -0-        -0-          -0-          -0-      (.0001)
Total dividends and distributions               (.0443)    (.0461)      (.0439)      (.0244)      (.0257)
Net asset value, end of year                     $1.00      $1.00        $1.00        $1.00        $1.00

TOTAL RETURNS
Total investment return based on net
  asset value (b)                                 4.53%      4.72%        4.48%        2.48%        2.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in millions)           $3,762     $3,205       $2,514       $2,061       $1,783
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements     1.00%      1.00%        1.00%        1.00%        1.00%
  Expenses, before waivers and reimbursements     1.00%      1.01%        1.05%        1.04%        1.02%
  Net investment income                           4.44%      4.60%(a)     4.42%(a)     2.46%(a)     2.55%(a)


(a)  Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.


11



INDEPENDENT AUDITOR'S REPORT                       ALLIANCE GOVERNMENT RESERVES
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS ALLIANCE GOVERNMENT RESERVES
PORTFOLIO

We have audited the accompanying statement of net assets of Alliance Government Reserves Portfolio as of June 30, 1997 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Government Reserves Portfolio as of June 30, 1997, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.



McGladrey & Pullen, LLP
New York, New York
July 29, 1997


12

(LOGO)                                 ALLIANCE TREASURY RESERVES
_______________________________________________________________

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
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               STATEMENT OF ADDITIONAL INFORMATION
           October 31, 1997, as amended March 30, 1998
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                        TABLE OF CONTENTS

                                                             Page

Investment Objectives and Policies........................      2

Investment Restrictions...................................      5

Management................................................      6

Purchase and Redemption of Shares.........................     15

Additional Information....................................     19

Daily Dividends-Determination of Net Asset Value..........     21

Taxes.....................................................     23

General Information.......................................     23

Appendix-Commercial Paper and Bond Rating.................     27

Financial Statements......................................     28

Independent Auditor's Report..............................     29

_______________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated October 31, 1997. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

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               INVESTMENT OBJECTIVES AND POLICIES
_______________________________________________________________

         The Fund is a diversified, open-end investment company whose objectives are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. The Fund pursues its objectives by maintaining a portfolio of the following investments diversified by maturities not exceeding 397 days:

         1. Issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds. Such issues are supported by the full faith and credit of the U.S. Treasury.

         2. Repurchase agreements pertaining to the above securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company. It is the Fund's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or State Street Bank and Trust Company, the Fund's Custodian. For each repurchase agreement, the Fund requires continual maintenance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Fund's assets. Pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"), a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         Reverse Repurchase Agreements. While the Fund has no present plans to do so, it may enter into reverse repurchase agreements, which have the characteristics of borrowing and which involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

         When-Issued Securities. Certain new issues that the Fund is permitted to purchase are available on a "when-issued" basis -that is, delivery and payment for the securities take place after the transaction date, normally within ten days (the Fund will not make any such commitments of more than thirty days). The payment amount and the interest rate that will be received on the securities are fixed on the transaction date.
The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account, cash, U.S. Government or other appropriate high-grade debt obligations of the Fund having value equal to or greater than such commitments. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the Fund's net assets would be so committed.

         While there are many kinds of short-term securities used by money market investors, the Fund, in keeping with its primary investment objective of safety of principal, generally restricts its portfolio to the types of investments listed above. Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Fund's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates. Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Trustees of the Trust without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders. There can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved.

         Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Fund may invest in variable and floating rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice.

         Rule 2a-7 under the Act. The Fund will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

         Currently, pursuant to Rule 2a-7, the Fund may invest only in U.S. dollar-denominated "eligible securities" (as that term is defined in the Rule) that have been determined by the Alliance Capital Management L.P. (the "Adviser") to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an eligible security is a security that
(i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto.

         Under Rule 2a-7 the Fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, the Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

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                     INVESTMENT RESTRICTIONS
_______________________________________________________________

         The foregoing investment objectives and policies and the following restrictions may not, except as otherwise indicated, be changed without the approval of a majority of the Fund's outstanding shares. As used in this prospectus, the term "majority of the Fund's outstanding shares" means the affirmative vote of the holders of (a) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or in amount of the Fund's assets will not constitute a violation of that restriction.

         The Fund:

         1. May not purchase any security which has a remaining maturity of more than 397 days from the date of the Fund's purchase;

         2. May not purchase securities other than marketable obligations of the United States Treasury, or repurchase agreements pertaining thereto;

         3. May not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's net assets would be subject to repurchase agreements not terminable within seven days (which may be considered to be illiquid) or with any one seller****** if, as a result thereof, more than 5% of the Fund's assets would be invested in repurchase agreements purchased from such seller; and may not enter into any reverse repurchase agreements if, as a result thereof, the Fund's obligations with respect to reverse repurchase agreements would exceed 10% of the Fund's assets;

         4.   May not borrow money except from banks on a
temporary basis or via entering into reverse repurchase
agreements in aggregate amounts not to exceed 10% of the Fund's
____________________

****** Pursuant to Rule 2a-7, the seller of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;

         5. May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 10% of the Fund's assets;

         6. May not make loans, provided that the Fund may purchase securities of the type referred to in paragraph 2 above and enter into repurchase agreements with respect thereto; or

         7. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase any restricted securities or securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Fund's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and trustees of the Fund and employees of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.
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                           MANAGEMENT
_______________________________________________________________

Trustees and Officers

         The Trustees and principal officers of the Trust and their primary occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105. Those Trustees whose names are preceded by an asterisk are

"interested persons" of the Trust as determined under the Act.
Each Trustee and officer is affiliated as such with one or more of the other registered investment companies that are advised by the Adviser.

Trustees

         ******* DAVE H. WILLIAMS, 65, Chairman, is Chairman of the Board of Directors of Alliance Capital Management Corporation
("ACMC"),******** sole general partner of the Adviser with which he has been associated since prior to 1992.

         **JOHN D. CARIFA, 52, is the President, Chief Operating
Officer, and a Director of ACMC with which he has been associated since prior to 1992.

         SAM Y. CROSS, 70, was, since prior to December 1992, Executive Vice President of The Federal Reserve Bank of New York and manager for foreign operations for The Federal Reserve System. He is also a director of Fuji Bank and Trust Co. His address is 200 East 66th Street, New York, New York 10021.

         CHARLES H. P. DUELL, 59, is President of Middleton Place Foundation with which he has been associated since prior to 1992. He is also a Director of GRC International, Inc., a Trustee Emeritus of the National Trust for Historic Preservation and serves on the Board of Architectural Review, City of Charleston. His address is Middleton Place Foundation, Ashley River Road, Charleston, South Carolina 29414.

         WILLIAM H. FOULK, JR., 65, is an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1992. His address is 2 Greenwich Plaza, Suite 100, Greenwich, CT 06830.

         DAVID K. STORRS, 53, is President and Chief Executive Officer of Alternative Investment Group, LLC (a venture capital firm). He was formerly President of The Common Fund (investment management for educational institutions) with which he had been associated since prior to 1992. His address is 65 South Gate Lane, Southport, Connecticut 06490.
____________________

*******An "interested person" of the Fund as defined in the Act.

********For purposes of this Statement of Additional Information, ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

         SHELBY WHITE, 59, is an author and financial journalist.
Her address is One Sutton Place South, New York, New York 10022.

Officers

         RONALD M. WHITEHILL - President, 59, is a Senior Vice
President of ACMC and President of Alliance Cash Management
Services with which he has been associated since 1993.
Previously, he was Senior Vice President and Managing Director of
Reserve Fund since prior to 1992.

         KATHLEEN A. CORBET - Senior Vice President, 37, is an
Executive Vice President. Prior thereto, she was employed by Equitable Capital since prior to 1992.

         DREW BIEGEL - Senior Vice President, 45, is a Vice
President of ACMC with which he has been associated since prior to 1992.

         JOHN R. BONCZEK - Senior Vice President, 37, is a Vice
President of ACMC with which he has been associated since prior to 1992.

         ROBERT I. KURZWEIL - Senior Vice President, 46, has been a Vice President of ACMC since May 1994. Previously, he was Vice President of Sales and Business Development for Automatic Data Processing with which he had been associated since prior to 1992.

         WAYNE D. LYSKI - Senior Vice President, 56, is an
Executive Vice President of ACMC with which he has been associated since prior to 1992.

         PATRICIA NETTER - Senior Vice President, 46, is a Vice
President of ACMC with which she has been associated since prior to 1992.

         KENNETH T. CARTY - Vice President, 36 is an Assistant
Vice President of ACMC with which he has been associated since prior to 1992.

         JOHN F. CHIODI, Jr. - Vice President, 31, is a Vice
President of ACMC with which he has been associated since prior to 1992.

         DORIS T. CILIBERTI - Vice President, 33, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1992.

         MARIA R. CONA - Vice President, 42, is an Assistant Vice
President of ACMC with which she has been associated since prior to 1992.

         WILLIAM J. FAGAN - Vice President, 35, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1992.

         JOSEPH R. LASPINA - Vice President, 37, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1992.

         LINDA D. NEIL - Vice President, 37, is an Assistant Vice
President of ACMC with which she has been associated since August
1993.  Previously, she was an Associate Director of The Reserve
Fund since prior to 1992.

         RAYMOND J. PAPERA - Vice President, 41, is a Senior Vice
President of ACMC with which he has been associated since prior to 1992.

         EDMUND P. BERGAN, Jr. - Secretary, 47, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
("AFD") with which he has been associated since prior to 1992.

         MARK D. GERSTEN - Treasurer and Chief Financial Officer,
47, is a Senior Vice President of Alliance Fund Services, Inc.
and Alliance Fund Distributors, Inc. with which he has been associated since prior to 1992.

         VINCENT S. NOTO - Controller, 32, is an Assistant Vice
President of Alliance Fund Services, Inc., with which he has been associated since prior to 1992.

         As of October 15, 1997, the Trustees and officers as a group owned less than 1% of the shares of the Fund.

         The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 1997, the aggregate compensation paid to each of the Trustees during calendar year 1996 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                   Total Number  Total Number
                                                   of Funds in   of Investment
                                                   the Alliance  Portfolios
                                                   Fund Complex, Within the
                                                   Compensation  Funds,
                                                   Including the Including the
                                    from the       Fund, as to   Fund, as to
                       Aggregate    Alliance Fund  which the     which the
                       Compensation Complex,       Trustee is a  Trustee is a
Name of Trustee        from         Including      Director or   Director or
of the Fund            the Fund     the Fund       Trustee       Trustee

Dave H. Williams         $-0-         $-0-              6              15
John D. Carifa           $-0-         $-0-              52            114
Sam Y. Cross             $1,781       $ 12,000          3              12
Charles H.P. Duell       $1,781       $ 12,000          3              12
William H. Foulk, Jr.    $3,020       $144,250          34             70
Elizabeth J. McCormack   $1,406       $  9,750          3              12
David K. Storrs          $1,781       $ 12,000          3              12
Shelby White             $1,781       $ 12,000          3              12

         On August 11, 1997, Elizabeth J. McCormack resigned as a
Trustee.

The Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1997 of more than $217 billion (of which more than $81 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of September 30, 1997, the Adviser was an investment manager of employee benefit fund assets for 28 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,500 employees who operated out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Chennai, Istanbul, London, Madrid, Mumbai, Paris, Singapore, Tokyo and Toronto and affiliate offices located in Vienna, Warsaw, Hong Kong, Sao Paulo and Moscow. The 54 registered investment companies comprising more than 116 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP, a French insurance holding company which at September 30, 1997, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA-UAP is a holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA-UAP, as of September 30, 1997 more than 25% of the voting power of AXA-UAP was controlled directly and indirectly by FINAXA, a French holding company. As of September 30, 1997 more than 25% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 25% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA-UAP and FINAXA.

    Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Trust who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .50 of 1% of up to $1.25 billion of the average daily value of the Fund's net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets, .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily net assets of the Fund in excess of $3 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. The Adviser also voluntarily agreed to reimburse the Portfolio from July 1, 1994 to July 14, 1994 for expenses exceeding .40 of 1% of its average daily net assets, from July 15, 1994 to March 8, 1995 for expenses exceeding .60 of 1% of its average daily net assets, from March 9, 1995 to March 26, 1995 for expenses exceeding .70 of 1% of its average daily net assets, from March 27, 1995 to April 25, 1996 for expenses exceeding .80 of 1% of its average daily net assets and from April 26, 1996 to June 30, 1997 for expenses exceeding .85 of 1% of its average daily net assets. Accordingly, for the fiscal periods ended June 30, 1995, 1996 and 1997, the Adviser received from the Fund advisory fees of $1,044,322, $2,681,355 and $3,339,651, respectively (net of reimbursements). In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Trust's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. The Fund paid to the Adviser a total of $119,000, $127,000 and $131,000 for such services for the fiscal years ended June 30, 1995, 1996 and 1997, respectively.

         The Fund has made arrangements with certain broker-dealers, including Pershing, Division of Donaldson, Lufkin & Jenrette Securities Corporation ("Pershing"), an affiliate of the Adviser, whose customers are Fund shareholders pursuant to which payments are made to such broker-dealers performing recordkeeping and shareholder servicing functions. Such functions may include opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays fully disclosed and omnibus broker dealers (including Pershing) for such services. The Fund may also pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses fully-disclosed broker-dealers at cost for personnel expenses involved in providing such services. All such payments must be approved or ratified by the Trustees. For the years ended June 30, 1995, 1996 and 1997, the Fund reimbursed such broker-dealers a total of $52,438, $111,603 and $132,648, respectively.

         The Advisory Agreement became effective on July 22, 1992. Continuance of the Advisory Agreement until June 30, 1998 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 16, 1997.

         The Advisory Agreement will remain in effect thereafter from year to year provided that such continuance is specifically approved annually by a vote of a majority of the outstanding shares of the Fund or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction in regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement

         Rule 12b-1 adopted by the Securities and Exchange Commission under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares. Pursuant to such rule the Fund has adopted a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc. (the "Distributor") and the Adviser under which the Fund makes payments each month to the Adviser in an amount that will not exceed, on an annualized basis, .25 of 1% of the Fund's aggregate average daily net assets. In addition, under the Agreement the Adviser makes payments for distribution assistance and for administrative, accounting and other services from its own resources which may include the management fee paid by the Fund.

         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Distributor and Donaldson, Lufkin &

Jenrette Securities Corporation and its Pershing Division, affiliates of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. For the year ended June 30, 1997, the Fund made payments to the Adviser for expenditures under the Agreement in amounts aggregating $787,937 which constituted .11% at an annual rate of the Fund's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $2,484,891. Of the $3,272,828 paid by the Adviser and the Fund under the Agreement, $28,000 was paid for advertising, printing, and mailing of prospectuses to persons other than current shareholders; and $3,244,828 was paid to broker-dealers and other financial intermediaries for distribution assistance.

         The administrative, accounting and other services provided by broker-dealers, depository institutions and other financial intermediaries may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Fund. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative, accounting and other services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Trust reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office. The Agreement was initially approved for the Fund by the Trustees at a meeting held on June 14, 1993. Continuance of the Agreement until June 30, 1998 was approved by the vote, cast in person by all the Trustees of the Fund who neither were interested persons of the Fund nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 16, 1997. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Trust nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.

         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Adviser. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than sixty days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Adviser and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.

_______________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_______________________________________________________________

         Generally, shares of the Fund are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed.

    Accounts Not Maintained Through Financial Intermediaries

Opening Accounts -- New Investments

    A. When Funds are Sent by Wire (the wire method permits immediate credit)

         1) Telephone the Fund toll-free at (800) 824-1916. The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number (social security number for an individual). The Fund will then provide you with an account number.

         2)   Instruct your bank to wire Federal funds (minimum
              $1,000) exactly as follows:

              ABA 0110 0002-8
              State Street Bank and Trust Company
              DDA 9903-279-9
              Attention:  Mutual Funds Division
              Alliance Treasury Reserves

              Your account name as registered with the Fund
              Your account number as registered with the Fund

         3)   Mail a completed Application Form to:

              Alliance Fund Services, Inc.
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

    B.   When Funds are Sent by Check

         1)   Fill out an Application Form.

         2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000), payable to "Alliance Treasury Reserves," to Alliance Fund Services, Inc. as in A(3) above.

Subsequent Investments

    A.   Investments by Wire (to obtain immediate credit)

         Instruct your bank to wire Federal funds (minimum $100) to State Street Bank and Trust Company ("State Street Bank") as in A(2) above.

    B.   Investments by Check

         Mail your check or negotiable bank draft (minimum $100), payable to "Alliance Treasury Reserves," to Alliance Fund
Services, Inc. as in A(3) above.

         Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check

         Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

         PROCEEDS FROM ANY SUBSEQUENT REDEMPTION BY YOU OF FUND SHARES THAT WERE PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER WILL NOT BE FORWARDED TO YOU UNTIL THE FUND IS REASONABLY ASSURED THAT YOUR CHECK OR ELECTRONIC FUNDS TRANSFER HAS CLEARED, UP TO FIFTEEN DAYS FOLLOWING THE PURCHASE DATE. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions

    A.   By Telephone

         You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or State Street Bank is closed) between 9:00 a.m. and 5:00 p.m. (New York time) via orders given to Alliance Fund Services, Inc. by telephone toll-free
(800) 824-1916. Such redemption orders must include your account name as registered with the Fund and the account number.

         If your telephone redemption order is received by Alliance Fund Services, Inc. prior to 12:00 Noon (New York time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by Alliance Fund Services, Inc. after 12:00 Noon and before
4:00 p.m., we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

         During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this statement of additional information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

    B.   By Checkwriting

         With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form. If you wish to establish this checkwriting service subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the checkwriting service, except that State Street Bank may impose charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There is currently a $7.50 charge for check reorders.

The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

    C.   By Mail

         You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

_______________________________________________________________

                     ADDITIONAL INFORMATION
_______________________________________________________________

         Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day.
Accordingly, an investor should familiarize himself with the deadlines set by his institution. (For example, the Distributor accepts purchase orders from its customers up to 2:15 p.m. New York time for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his account at the net asset value. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, checkwriting or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

         Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

         Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or Alliance Fund Service, Inc. at (800) 221-5672.

         Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AFS at
(800) 221-5672.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AFS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

         Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AFS at (800) 221-5672.

         The Fund has the right to close out an account if it has a zero balance on December 31 and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number. Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

         A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of New Year's Day, Martin Luther King, Jr. Day, President's Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively.
On any such day that is an official bank holiday in Massachusetts, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Securities and Exchange Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders.
The value of a shareholder's investment at the time of redemption may be more or less than his cost, depending on the market value of the securities held by the Fund at such time and the income earned.

_______________________________________________________________

        DAILY DIVIDENDS--DETERMINATION OF NET ASSET VALUE
_______________________________________________________________

         All net income of the Fund is determined after the close of each business day, currently 4:00 p.m. New York time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income. Net asset value per share is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

         The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         The Fund utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. Pursuant to such rule, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases instruments which, at the time of investment, have remaining maturities of no more than 397 days and invests only in eligible securities. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees to the extent required by Rule 2a-7 under the Act at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, should be initiated. In the event the Trustees determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity;
(2) withholding dividends of net income on shares; or
(3) establishing a net asset value per share using available market quotations or equivalents. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

         The net asset value of the shares is determined each business day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share is calculated by taking the sum of the value of the Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

_______________________________________________________________

                              TAXES
_______________________________________________________________

         The Fund has qualified in each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund intends to distribute all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

         For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

         Portfolio Transactions. Subject to the general supervision of the Trustees of the Trust, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there may be a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. For the fiscal years ended June 30, 1995, 1996 and 1997, the Fund paid no brokerage commissions.

         Capitalization. All shares of the Trust, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees, in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Act and the law of the Commonwealth of Massachusetts. Shares of each portfolio are normally entitled to one vote for all purposes. Generally, shares of all portfolios vote as a single series for the election of Trustees and on any other matter that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio vote as separate series. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Trust, are set forth in Section 16(c) of the Act.

         At October 15, 1997, there were 701,254,436 shares of beneficial interest of the Fund outstanding. To the knowledge of the Fund there were no persons who owned of record or beneficially 5% or more of the outstanding shares of the Fund as of October 15, 1997.

         Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

         Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel, New York, New
York, counsel for the Fund and the Adviser. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

         Accountants. An opinion relating to the Fund's financial statements is given herein by McGladrey & Pullen, LLP, New York, New York, independent auditors for the Trust.

         Yield Quotations. Advertisements containing yield quotations for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933. Yield quotations are thus determined by (i) computing the net change over a seven-day period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of such period, and (iii) multiplying such base period return the result by (365/7)--with the resulting yield figure carried to the nearest hundredth of one percent. The Fund's effective annual yield represents a compounding of the annualized yield according to the following formula:

         effective yield = [(base period return + 1)365/7] - 1

         The Fund's yield for the seven-day period ended June 30, 1997, after expense reimbursement, was 4.60% which is the equivalent of a 4.69% compounded effective yield. Absent such reimbursement, the annualized yield for such period would have been 4.45%, equivalent to an effective yield of 4.54%. Current yield information for the Fund can be obtained by a recorded message by telephoning toll-free at (800) 221-9513.

         Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

_______________________________________________________________

                            APPENDIX
_______________________________________________________________


A-1+, A-1 and Prime-1 Commercial Paper Ratings

         "A-1+" is the highest, and "A-1" the second highest, commercial paper rating assigned by Standard & Poor's Corporation ("Standard & Poor's") and "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A", while Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime." Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average; long term debt rating is A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry and has superior management. Commercial paper issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

AAA & AA and Aaa & Aa Bond Ratings

         Bonds rated AAA and Aaa have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's AAA rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and the majority of instances they differ from AAA issues only in small degree. Moody's Aaa rating indicates the ultimate degree of protection as to principal and interest. Moody's Aa rated bonds, though also high-grade issues, are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger.




                               27
00250083.AF6

ALLIANCE TREASURY RESERVES

ALLIANCE CAPITAL


ANNUAL REPORT
JUNE 30, 1997



PORTFOLIO OF INVESTMENTS
JUNE 30, 1997                                        ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY                               YIELD          VALUE
-------------------------------------------------------------------------
           U.S. GOVERNMENT OBLIGATIONS-50.2%
           U.S. TREASURY NOTES-48.1%
$ 30,000   5.25%, 12/31/97                         5.80%    $ 29,911,558
  10,000   5.50%, 7/31/97                          5.15       10,001,674
  30,000   5.63%, 10/31/97                         5.43       30,014,520
  20,000   5.75%, 10/31/97                         5.36       20,008,309
  55,000   5.75%, 9/30/97                          5.41       55,026,269
  50,000   5.88%, 7/31/97                          5.28       50,020,369
  10,000   6.00%, 12/31/97                         5.77       10,007,525
  10,000   6.13%, 3/31/98                          6.01       10,008,387
  33,000   6.50%, 8/15/97                          5.20       33,047,782
  75,000   8.50%, 7/15/97                          5.12       75,093,708
  15,000   8.63%, 8/15/97                          5.41       15,057,387
                                                            -------------
                                                             338,197,488

           U.S. TREASURY BILL-2.1%
  15,000   7/24/97                                 5.25       14,950,981
           Total U.S. Government Obligations
           (amortized cost $353,148,469)                     353,148,469

           REPURCHASE AGREEMENTS-48.2%
           BZW SECURITIES
  34,000   5.90%, dated 6/30/97, due 7/01/97
           in the amount of $34,005,572
           (cost $34,000,000; collateralized
           by $29,605,000 U.S. Treasury Bond,
           8.125%, 8/15/19, value $34,591,234)     5.90       34,000,000

           CHASE SECURITIES, INC.
  10,000   5.70%, dated 6/30/97,
           due 7/01/97 in the amount of
           $10,001,583 (cost $10,000,000;
           collateralized by $10,000,000
           U.S. Treasury Note, 5.875%,
           1/31/99, value $10,215,314)             5.70       10,000,000

           DEUTSCHE BANK
  34,000   5.85%, dated 6/30/97,
           due 7/01/97 in the amount of
           $34,005,525 (cost $34,000,000;
           collateralized by $23,101,000
           U.S. Treasury Bond, 11.25%,
           2/15/15, value $34,429,544)             5.85       34,000,000

           FIRST BOSTON CORP.
  15,000   5.40%, dated 6/18/97,
           due 7/09/97 in the amount of
           $15,047,250 (cost $15,000,000;
           collateralized by $10,502,000
           U.S. Treasury Bond, 12.00%,
           8/15/13, value $15,241,698)(a)          5.40       15,000,000

           FIRST BOSTON CORP.
  18,000   5.42%, dated 6/04/97,
           due 7/03/97 in the amount of
           $18,078,590 (cost $18,000,000;
           collateralized by $17,739,000
           U.S. Treasury Bond, 7.25%,
           5/15/16, value $18,659,210)(a)          5.42       18,000,000

           GOLDMAN SACHS & CO.
  18,000   5.40%, dated 6/11/97,
           due 7/01/97 in the amount of
           $18,054,000 (cost $18,000,000;
           collateralized by $14,115,000
           U.S. Treasury Note, 11.625%,
           11/15/04, value $18,492,855)(a)         5.40       18,000,000

           GOLDMAN SACHS & CO.
  15,000   5.44%, dated 6/18/97,
           due 7/02/97 in the amount of
           $15,031,733 (cost $15,000,000;
           collateralized by $12,525,000
           U.S. Treasury Bond, 8.50%,
           2/15/20, value $15,235,239)(a)          5.44       15,000,000


1



PORTFOLIO OF INVESTMENTS (CONTINUED)                 ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY                               YIELD          VALUE
-------------------------------------------------------------------------
           J.P. MORGAN & CO.
$ 17,000   5.41%, dated 6/26/97,
           due 7/17/97 in the amount of
           $17,053,649 (cost $17,000,000;
           collateralized by $12,869,000
           U.S. Treasury Note, 12.75%,
           5/15/05, value $17,320,869)(a)          5.41%     $17,000,000

           J.P. MORGAN & CO.
  17,000   5.95%, dated 6/30/97,
           due 7/01/97 in the amount of
           $17,002,810 (cost $17,000,000;
           collateralized by $11,418,000
           U.S. Treasury Bond, 12.50%,
           8/15/14, value $17,298,881)             5.95       17,000,000

           MORGAN STANLEY GROUP, INC.
  16,000   5.39%, dated 6/24/97,
           due 7/10/97 in the amount of
           $16,038,329 (cost $16,000,000;
           collateralized by $11,580,000
           U.S. Treasury Bond, 12.75%,
           11/15/10, value $16,244,568)(a)         5.39       16,000,000

           SANWA BANK
  17,000   5.40%, dated 6/26/97,
           due 7/11/97 in the amount of
           $17,038,250 (cost $17,000,000;
           collateralized by $17,027,000
           U.S. Treasury Note, 6.375%,
           3/31/01, value $17,307,526)(a)          5.40       17,000,000

           SANWA BANK
  17,000   5.40%, dated 6/26/97,
           due 7/16/97 in the amount of
           $17,051,000 (cost $17,000,000;
           collateralized by $17,017,000
           U.S. Treasury Note, 6.50%,
           6/31/01, value $17,458,147)(a)          5.40       17,000,000

           SBC WARBURG
  20,000   5.39%, dated 6/06/97,
           due 7/02/97 in the amount of
           $20,077,856 (cost $20,000,000;
           collateralized by $14,677,000
           U.S. Treasury Bond, 12.75%,
           11/15/10, value $20,589,079) (a)        5.39       20,000,000

           SBC WARBURG
  14,000   5.85%, dated 6/30/97,
           due 7/01/97 in the amount of
           $14,002,275 (cost $14,000,000;
           collateralized by $11,345,000
           U.S. Treasury Bond, 9.125%,
           5/15/18, value $14,268,110)             5.85       14,000,000

           SMITH BARNEY
  18,000   5.41%, dated 6/19/97,
           due 7/02/97 in the amount of
           $18,035,165 (cost $18,000,000;
           collateralized by $13,216,000
           U.S. Treasury Note, 9.00%,
           5/15/98, value $13,723,990
           and $4,710,000
           U.S. Treasury Note 5.75%,
           8/15/03 value $4,646,148)(a)            5.41       18,000,000

           SMITH BARNEY
  15,000   5.44%, dated 6/03/97,
           due 7/07/97 in the amount of
           $15,077,067 (cost $15,000,000;
           collateralized by $12,495,000
           U.S. Treasury Bond, 8.75%,
           8/15/20, value $15,581,343)(a)          5.44       15,000,000

           STATE STREET BANK AND TRUST CO.
  10,700   5.60%, dated 6/30/97,
           due 7/01/97 in the amount of
           $10,701,664 (cost $10,700,000;
           collateralized by $10,985,000
           U.S. Treasury Note, 5.25%,
           12/31/97, value $10,967,835)            5.60       10,700,000

           UBS FINANCE, INC.
  20,000   5.57%, dated 4/09/97,
           due 7/08/97 in the amount of
           $20,278,500 (cost $20,000,000;
           collateralized by $18,999,000
           U.S. Treasury Note, 7.25%,
           8/15/04, value $20,308,264)(a)          5.57       20,000,000


2



                                                     ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)    SECURITY                               YIELD          VALUE
-------------------------------------------------------------------------
           UBS FINANCE, INC.
$ 14,000   5.90%, dated 6/30/97,
           due 7/01/97 in the amount of
           $14,002,294 (cost $14,000,000;
           collateralized by $12,206,000
           U.S. Treasury Bond, 8.125%,
           8/15/21, value $14,311,388)             5.90%    $ 14,000,000

           Total Repurchase Agreements
           (amortized cost $339,700,000)                     339,700,000

           TOTAL INVESTMENTS-98.4%
           (amortized cost $692,848,469)                    $692,848,469
           Other assets less liabilities-1.6%                 11,235,958

           NET ASSETS-100%
           (offering and redemption
           price of $1.00 per share;
           704,067,835 shares outstanding)                  $704,084,427


(a)  Repurchase agreements which are terminable within 7 days.

     See notes to financial statements.


3



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997                                        ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $692,848,469)          $692,848,469
  Receivable for investments sold                                    46,041,178
  Interest receivable                                                 7,810,768
  Receivable for capital stock sold                                     450,107
  Deferred organization expense                                          10,614
  Total assets                                                      747,161,136

LIABILITIES
  Due to custodian                                                      350,690
  Payable for investments purchased                                  41,619,074
  Payable for capital stock redeemed                                    545,260
  Investment advisory fee payable                                       242,536
  Distribution fee payable                                               67,291
  Accrued expenses                                                      251,858
  Total liabilities                                                  43,076,709

NET ASSETS                                                         $704,084,427

COMPOSITION OF NET ASSETS
  Paid-in-capital                                                  $704,067,835
  Accumulated net realized gain on investment transactions               16,592
                                                                   $704,084,427


4



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1997                             ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $36,226,981

EXPENSES
  Advisory fee (Note B)                             $ 3,430,146
  Distribution assistance and administrative
    service (Note C)                                  1,978,721
  Transfer agency (Note B)                              924,875
  Registration expense                                  193,296
  Custodian fees                                        158,554
  Printing                                               82,231
  Audit and legal fees                                   42,671
  Trustees' fees                                         11,255
  Amortization of organization expense                    9,125
  Miscellaneous                                          18,005
  Total expenses                                      6,848,879
  Less: expense reimbursement and fee waiver         (1,017,631)
  Net expenses                                                       5,831,248
  Net investment income                                             30,395,733

REALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                          17,487

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $30,413,220



STATEMENT OF CHANGES IN NET ASSETS
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                   JUNE 30, 1997  JUNE 30, 1996
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $ 30,395,733   $ 24,908,350
  Net realized gain on investment transactions           17,487          3,652
  Net increase in net assets from operations         30,413,220     24,912,002

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                             (30,395,733)   (24,908,350)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (Note E)                               3,509,283    206,852,122
  Total increase                                      3,526,770    206,855,774

NET ASSETS
  Beginning of year                                 700,557,657    493,701,883
  End of year                                      $704,084,427   $700,557,657


See notes to financial statements


5



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997                                        ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Government Reserves (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust consists of two portfolios: Alliance Government Reserves and Alliance Treasury Reserves (the "Portfolio"). Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. As a matter of fundamental policy, the Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The following is a summary of significant accounting policies followed by the Portfolio.

1. VALUATION OF SECURITIES
Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. ORGANIZATION EXPENSES
The organization expenses of the Portfolio are being amortized against income on a straight-line basis through September, 1998.

3. TAXES
It is the Portfolio's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. DIVIDENDS
The Portfolio declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued as earned. Investment transactions are recorded on a trade date basis. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

6. REPURCHASE AGREEMENTS
It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% on the first $1.25 billion of average daily net assets; .49 of 1% on the next $.25 billion; .48 of 1% on the next $.25 billion; .47 of 1% on the next $.25 billion; .46 of 1% on the next $1 billion; and .45 of 1% in excess of $3 billion.

The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. The Adviser also voluntarily agreed to reimburse the Portfolio for the year ended June 30, 1997 for expenses exceeding .85 of 1% of its average daily net assets. For the year ended June 30, 1997 the reimbursement amounted to $90,495. The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $508,795 for the year ended June 30, 1997.


6



                                                     ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

NOTE C: DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SERVICES PLAN
Under this Plan, the Portfolio pays the Adviser a distribution fee at the annual rate of up to .25% of 1% of the average daily value of the Portfolio's net assets. The Plan provides that the Adviser will use such payments in their entirety for distribution assistance and promotional activities. For the year ended June 30, 1997, the distribution fee amounted to $1,715,073 of which $927,136 was waived. In addition, the Portfolio may reimburse certain broker-dealers for administrative costs incurred in connection with providing shareholder services and may reimburse the Adviser for accounting and bookkeeping, and legal and compliance support. For the year ended June 30, 1997, such payments by the Portfolio amounted to $263,648 of which $131,000 was paid to the Adviser.

NOTE D: INVESTMENT TRANSACTIONS
At June 30, 1997, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.001 par value) are authorized. At June 30, 1997, capital paid-in aggregated $704,067,835. Transactions, all at $1.00 per share, were as follows:

                                                 YEAR ENDED        YEAR ENDED
                                                  JUNE 30,          JUNE 30,
                                                    1997              1996
                                              ---------------   ---------------
Shares sold                                    3,406,513,740     3,173,100,216
Shares issued on reinvestments of dividends       30,395,733        24,908,350
Shares redeemed                               (3,433,400,190)   (2,991,156,444)
Net increase                                       3,509,283       206,852,122


7



FINANCIAL HIGHLIGHTS                                 ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                   SEPTEMBER 1,
                                                        YEAR ENDED JUNE 30,           1993(A)
                                               ----------------------------------     THROUGH
                                                   1997        1996        1995    JUNE 30, 1994
                                               ----------  ----------  ----------  -------------
Net asset value, beginning of period            $  1.00     $  1.00     $  1.00     $  1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                         .0443       .0466       .0460       .0260

LESS: DIVIDENDS
Dividends from net investment income             (.0443)     (.0466)     (.0460)     (.0260)
Net asset value, end of period                  $  1.00     $  1.00     $  1.00     $  1.00

TOTAL RETURNS
Total investment return based on:
  net asset value (c)                              4.53%       4.77%       4.71%       3.18%(d)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)       $704,084    $700,558    $493,702     $80,720
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements       .85%        .81%        .69%        .28%(d)
  Expenses, before waivers and reimbursements      1.00%       1.05%       1.05%       1.28%(d)
  Net investment income (b)                        4.43%       4.64%       4.86%       3.24%(d)


(a)  Commencement of operations.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(d)  Annualized.


8



INDEPENDENT AUDITOR'S REPORT                         ALLIANCE TREASURY RESERVES
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDER ALLIANCE TREASURY RESERVES PORTFOLIO

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Alliance Treasury Reserves Portfolio as of June 30, 1997 and the related statement of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Treasury Reserves Portfolio as of June 30, 1997, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


McGladrey & Pullen, LLP
New York, New York
July 29, 1997


9